Exhibit 10.1

EXECUTION VERSION

**********************************************************

INCREMENTAL FACILITY AGREEMENT

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT COMMITMENTS

($216,000,000)

dated as of October 10, 2014

between

MCC GEORGIA LLC

MCC ILLINOIS LLC

MCC IOWA LLC

MCC MISSOURI LLC

as Borrowers

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

WELLS FARGO SECURITIES, LLC

as Joint Lead Arrangers

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED,

WELLS FARGO SECURITIES, LLC,

SUNTRUST ROBINSON HUMPHREY, INC,

CREDIT SUISSE SECURITIES (USA) LLC,

DEUTSCHE BANK SECURITIES INC.,

RBC CAPITAL MARKETS

and

NATIXIS, NEW YORK BRANCH,

as Joint Bookrunners

SUNTRUST BANK,

CREDIT SUISSE SECURITIES (USA) LLC,

DEUTSCHE BANK SECURITIES INC.,

ROYAL BANK OF CANADA

and

NATIXIS, NEW YORK BRANCH,

as Co-Documentation Agents

BANK OF AMERICA, N.A.,

and

WELLS FARGO BANK, N.A,

as Co-Syndication Agent

**********************************************************

INCREMENTAL FACILITY AGREEMENT

(TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT COMMITMENTS)

INCREMENTAL FACILITY AGREEMENT (this “Incremental Facility Agreement”) dated as of October 10, 2014, among MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); the INCREMENTAL FACILITY REVOLVING CREDIT LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders party thereto, the Issuing Lender identified therein and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of June 20, 2014 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”).

Section 2.01(f) of the Credit Agreement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Credit Agreement) offer to enter into commitments to provide Incremental Facility Revolving Credit Commitments. The Borrowers have requested that $216,000,000 aggregate principal amount of Tranche A Incremental Facility Revolving Credit Commitments constituting a single Series be made available to it on the Tranche A Incremental Revolving Facility Effective Date (as defined below) having the terms set forth herein, which will constitute and are hereby designated as “Replacement Revolving Credit Commitments” for purposes of the Credit Agreement. The Tranche A Incremental Facility Revolving Credit Lenders (as defined below) are willing to provide the Tranche A Incremental Facility Revolving Credit Commitments (as defined below) on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

“Tranche A Incremental Revolving Facility Effective Date” means the date and time at which the conditions specified in Article IV of this Incremental Facility Agreement are satisfied (or waived by the Tranche A Incremental Facility Revolving Credit Lenders).

“Tranche A Incremental Facility Letters of Credit” means any letter of credit issued under the Tranche A Incremental Facility Revolving Credit Commitments. On the Tranche A Incremental Revolving Facility Effective Date, all Letters of Credit outstanding as of the Tranche A Incremental Revolving Facility Effective Date shall be deemed to be Tranche A Incremental Facility Letters of Credit issued under the Credit Agreement on the Tranche A Incremental Facility Revolving Credit Facility Effective Date. Tranche A Incremental Facility Letters of Credit shall constitute Incremental Facility Letters of Credit under the Credit Agreement.

“Tranche A Incremental Facility Revolving Credit Loan” means a loan made under the Tranche A Incremental Facility Revolving Credit Commitments pursuant to Section 2.01 of this Incremental Facility Agreement. Tranche A Incremental Facility Revolving Credit Loans shall constitute a Series of Incremental Facility Revolving Credit Loans under the Credit Agreement.

“Tranche A Incremental Facility Revolving Credit Commitment” means, with respect to each Tranche A Incremental Facility Revolving Credit Lender, the obligation of such Lender to make Tranche A Incremental Facility Revolving Credit Loans, and to issue or participate in Tranche A Incremental Facility Letters of Credit pursuant to Section 2.03 of the Credit Agreement, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set forth on Schedule I to this Incremental Facility Agreement or, in the case of a Person that becomes a Tranche A Incremental Facility Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b) of the Credit Agreement, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 of the Credit Agreement or increased or reduced from time to time pursuant to assignments permitted under said Section 11.06(b)). The aggregate principal amount of the Tranche A Incremental Facility Revolving Credit Commitments is $216,000,000. The Tranche A Incremental Facility Revolving Credit Commitments shall constitute a Series of Incremental Facility Revolving Credit Commitments under the Credit Agreement.

“Tranche A Incremental Facility Revolving Credit Lender” means (a) on the date hereof, a Lender having a Tranche A Incremental Facility Revolving Credit Commitment that has executed and delivered a counterpart to this Incremental Facility Agreement and (b) thereafter, the Lenders from time to time holding Tranche A Incremental Facility Revolving Credit Commitments and Tranche A Incremental Facility Revolving Credit Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Credit Agreement. Each Tranche A Incremental Facility Revolving Credit Lender shall be an Incremental Facility Revolving Credit Lender under the Credit Agreement.

“Tranche A Incremental Facility Termination Date” means October 10, 2019; provided that the Tranche A Incremental Facility Revolving Credit Commitment will expire on (i) the 91st day prior to the final maturity date of any class of Term Loans or debt securities of the Borrowers, if on such date $200,000,000 or more aggregate principal amount of such maturing Term Loans or debt securities are outstanding or (ii) any Business Day if any Affiliated Subordinated Indebtedness outstanding on such date has a scheduled maturity as of such date that is within the period of six months following such date.

ARTICLE II

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LOANS

Section 2.01. Commitments. Each Tranche A Incremental Facility Revolving Credit Lender party hereto severally agrees to provide its Tranche A Incremental Facility Revolving Credit Commitment in the amount set forth opposite such Lender’s name on Schedule I hereto.

Section 2.02. Terms of Tranche A Incremental Revolving Credit Facility. The terms of the Tranche A Incremental Facility Revolving Credit Commitments, Tranche A Incremental Revolving Credit Loans and Tranche A Incremental Facility Letters of Credit shall, except as expressly provided herein, be identical to the terms of the Revolving Credit Commitments, Revolving Credit Loans and Letters of Credit set forth in the Credit Agreement immediately prior to the Tranche A Incremental Revolving Facility Effective Date. Notwithstanding the foregoing:

(a) Each reference in the Credit Agreement to “Revolving Credit Commitment,” “Revolving Credit Commitment Termination Date,” “Revolving Credit Lender,” “Revolving Credit Loan” and “Revolving Credit Letter of Credit” (or derivations of any of the foregoing) shall, with respect to periods following the Tranche A Incremental Revolving Facility Effective Date be deemed to refer to “Tranche A Incremental Facility Revolving Credit Commitment,” “Tranche A Incremental Facility Revolving Facility Termination Date,” “Tranche A Incremental Facility Revolving Credit Lender,” “Tranche A Incremental Facility Revolving Credit Loan” or “Tranche A Incremental Facility Letter of Credit” (or corresponding derivation thereof);

(b) The Applicable Margin for Tranche A Incremental Facility Revolving Credit Loans shall be the respective rates indicated below for Loans of the applicable Type set forth opposite the then-current Rate Ratio (determined pursuant to Section 3.03 of the Credit Agreement) indicated below (except that anything in this Incremental Facility Agreement or the Credit Agreement to the contrary notwithstanding, the Applicable Margin with respect to such Loans shall be the highest margins indicated below during any period when an Event of Default shall have occurred and be continuing):

RANGE OF RATE RATIO	EURODOLLAR LOANS	BASE RATE LOANS
Greater than or equal to 5.00 to 1	2.75%	1.75%
Greater than or equal to 4.00 to 1 but less than 5.00 to 1	2.50%	1.50%
Greater than or equal to 3.00 to 1 but less than 4.00 to 1	2.25%	1.25%
Less than 3.00 to 1	2.00%	1.00%

(c) The reference to “$200,000,000” in Section 2.03(ii) of the Credit Agreement shall be replaced with “$35,000,000”;

(d) In lieu of the commitment fees payable pursuant to Section 2.05 of the Credit Agreement with respect to the Revolving Credit Commitments, the Borrowers shall pay to the Administrative Agent for the account of each Tranche A Incremental Facility Revolving Credit Lender a commitment fee on the daily average unused amount of such Lender’s Tranche A Incremental Facility Revolving Credit Commitment (for which purpose the aggregate amount of any Letter of Credit Liabilities in respect of Tranche A Incremental Facility Letters of Credit shall be deemed to be a pro rata (based on the Tranche A Incremental Facility Revolving Credit Commitments) use of each Lender’s Tranche A Incremental Facility Revolving Credit Commitment), for the period from and including the Tranche A Incremental Revolving Facility Effective Date to but not including the earlier of the date such Tranche A Incremental Facility Revolving Credit Commitment is terminated and the Tranche A Incremental Revolving Facility Termination Date, at a rate per annum equal to (x) 0.50% at any time the then-current Rate Ratio (determined in accordance with Section 3.03 of the Credit Agreement) is greater than 3.00 to 1 and (y) 0.375% at any time the then-current Rate Ratio (so determined) is 3.00 to 1 or less. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the Tranche A Incremental Facility Revolving Credit Commitments are terminated and the Tranche A Incremental Revolving Facility Termination Date.

(e) The reference to “1.75 to 1.0” in Section 8.10(b) is replaced with “2.0 to 1.0”.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; NO DEFAULTS

The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Credit Agreement, and by each Obligor in the other Loan Documents to which it is a party, is true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents includes a reference to this Incremental Facility Agreement and (ii) no Default or Event of Default has occurred and is continuing.

ARTICLE IV

CONDITIONS

Section 4.01. The effectiveness of the Tranche A Incremental Facility Revolving Credit Commitments of the Tranche A Incremental Facility Revolving Credit Lenders is subject to each of the following conditions having been satisfied (or waived by the Tranche A Incremental Facility Revolving Credit Lenders):

(a) Counterparts of Incremental Facility Agreement. The Administrative Agent shall have received duly executed and delivered counterparts of this Incremental Facility Agreement from (i) each Obligor, (ii) each Tranche A Incremental Facility Revolving Credit Lender listed on Schedule I and (iii) the Issuing Lender.

(b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion of Dentons US LLP, counsel to the Obligors, dated such date or dates and covering such matters as the Administrative Agent or any Tranche A Incremental Facility Revolving Credit Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Tranche A Incremental Facility Revolving Credit Lenders and the Administrative Agent).

(c) Organizational Documents. The Administrative Agent shall have received a certificate of a Senior Officer certifying as to and attaching such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Incremental Facility Agreement and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder as the Administrative Agent may reasonably request (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

(d) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Senior Officer, dated such date or dates as the Administrative Agent or any Tranche A Incremental Facility Revolving Credit Lender may reasonably request, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default or Event of Default shall have occurred and be continuing.

(e) Fees and Expenses. The Administrative Agent shall have received from the Borrowers for the account of each Tranche A Incremental Facility Revolving Credit Lender party to this Incremental Facility Agreement, as fee compensation for the Tranche A Incremental Facility Revolving Credit Commitment of such Tranche A Incremental Facility Revolving Credit Lender, an upfront fee in an amount equal to 0.50% of the stated principal amount of such Tranche A Incremental Facility Revolving Credit Lender’s Tranche A Incremental Facility Revolving Credit Commitment, payable to such Tranche A Incremental Facility Revolving Credit Lender on the Tranche A Incremental Revolving Facility Effective Date. The Administrative Agent and the Engagement Parties (as defined below) shall have received all other fees and other amounts due and payable on or prior to the Tranche A Incremental Revolving Facility Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

(f) Termination of Revolving Credit Commitments. Concurrently with the effectiveness of this Incremental Facility Agreement, all Revolving Credit Commitments shall have been terminated and all Revolving Credit Loans made thereunder and all accrued interest and fees with respect thereto shall have been paid in accordance with the Credit Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.01. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Obligors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are true and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as supplemented hereby without impairing any such obligations or Liens in any respect.

Section 5.02. Expenses. Subject to the provisions of the Engagement Letter dated October 9, 2014 among (i) Mediacom Broadband LLC and (ii) J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., SunTrust Bank, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Royal Bank of Canada and Natixis, New York Branch (the “Engagement Parties”), the Obligors jointly and severally agree to pay, or reimburse each Engagement Party for paying, all reasonable out-of-pocket expenses incurred by each Engagement Party and their Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to the Administrative Agent, in connection with the syndication of the Incremental Facility Revolving Credit Commitments provided for herein and the preparation of this Incremental Facility Agreement.

Section 5.03. Counterparts; Integration; Effectiveness. This Incremental Facility Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Facility Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Facility Agreement by fax or email (with a “pdf” copy thereof attached) shall be effective as delivery of an original executed counterpart hereof.

Section 5.04. Governing Law. This Incremental Facility Agreement is governed by, and construed to be in accordance with, the law of the State of New York.

Section 5.05. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Facility Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Facility Agreement.

Section 5.06. Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers, requests or consents under this Incremental Facility Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient in accordance with the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Agreement to be duly executed and delivered as of the day and year first above written.

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member
By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
Title:

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche A Incremental Facility Revolving Credit Commitments and Tranche A Incremental Facility Revolving Credit Loans constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement and are entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM BROADBAND LLC

By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Chief Financial Officer

[Incremental Facility Agreement Signature Page]

By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Sections 5.04 and 5.05 of the Guarantee and Pledge Agreement will continue unchanged and remain in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Credit Agreement and the Tranche A Incremental Facility Revolving Credit Lenders.

MEDIACOM COMMUNICATIONS CORPORATION

By:	/s/ Mark E. Stephan
	Name:	Mark E. Stephan
	Title:	Chief Financial Officer

[Incremental Facility Agreement Signature Page]

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Issuing Lender and a Tranche A incremental Facility Revolving Credit Lender with the Tranche A Incremental Facility Revolving Credit Commitment set forth opposite its name on Schedule I

By:	/s/ Nicolas Gitron-Beer
	Name:	Nicolas Gitron-Beer
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

BANK OF AMERICA, N.A.

By:	/s/ Justin Smiley
	Name:	Justin Smiley
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Heidi H. Samuels
	Name:	Heidi H. Samuels
	Title:	Director

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

DEUTSCHE BANK AG, NEW YORK

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

SUNTRUST BANK

By:	/s/ Shannon Offen
	Name:	Shannon Offen
	Title:	Director

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

ROYAL BANK OF CANADA

By:	/s/ Mark Gronich
	Name:	Mark Gronich
	Title:	Authorized Signatory

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Heidi H. Samuels
	Name:	Heidi H. Samuels
	Title:	Director

[Incremental Facility Agreement Signature Page]

TRANCHE A INCREMENTAL FACILITY REVOLVING CREDIT LENDERS

NATIXIS

By:	/s/ Gerardo Canet
	Name:	Gerardo Canet
	Title:	Managing Director

By:	/s/ Ronald Lee
	Name:	Ronald Lee
	Title:	Vice President

[Incremental Facility Agreement Signature Page]

Schedule I

Tranche A Incremental Facility Revolving Credit Commitments

Tranche A Incremental Facility Revolving Credit Lender	Tranche A Incremental Facility Revolving Credit Commitment	% of Total
JPMorgan Chase Bank, N.A.	$35,000,000.00	16.20370370370370%
Bank of America, N.A.	$35,000,000.00	16.20370370370370%
Wells Fargo Bank, National Association	$35,000,000.00	16.20370370370370%
Deutsche Bank AG New York Branch	$30,000,000.00	13.88888888888890%
SunTrust Bank	$30,000,000.00	13.88888888888890%
Royal Bank of Canada	$20,000,000.00	9.25925925925930%
Credit Suisse AG, Cayman Islands Branch	$20,000,000.00	9.25925925925930%
Natixis	$11,000,000.00	5.09259259259260%

Schedule I to Incremental Facility Agreement